ARCHER BALANCED FUND

PROSPECTUS

December 31, 2007

9000 Keystone Crossing, Suite 630

Indianapolis, IN 46240

(800) 238-7701

www.thearcherfunds.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

Investment Objective

The Archer Balanced Fund (the “Fund”) seeks total return. Total return is composed of both income and capital appreciation.

Principal Strategies

The Fund seeks to achieve its objective by investing in a diversified portfolio of equity and fixed income securities. The advisor uses a top-down approach to evaluate industries and sectors of the economy that are depressed or have fallen out of favor with investors and then seeks quality companies in those industries or sectors that have value in the advisor’s opinion. Within each, the advisor seeks to find companies with solid financial strength and strong management that are selling below their intrinsic value.

Under normal circumstances, the Fund will invest up to 70% of its assets in equity securities. The equity component of the Fund’s portfolio will primarily consist of securities of large capitalization companies (i.e., companies with market capitalizations over $10 billion), but the Fund may also invest in small- and mid-capitalization companies if the advisor believes that such investments provide opportunities for greater returns. Equity securities in which the Fund may invest include primarily common stocks, as well as securities convertible into common stocks, preferred stock and exchange-traded funds (ETFs). The Fund may also invest in real estate investment trusts (REITs).

Under normal circumstances, the Fund will invest at least 30% of its assets in fixed income securities. The fixed income securities in the Fund’s portfolio will primarily have maturities of 5 years or less; however, from time to time, the Fund may invest in fixed income securities with maturities of up to 30 years. Fixed income securities in which the Fund may invest include securities issued by the U.S. government and its agencies and instrumentalities, corporate bonds, foreign government bonds, municipal bonds, and zero-coupon bonds. The Fund typically invests in fixed income securities rated investment grade at the time of purchase (at least BBB/Baa or higher) as determined by one of the following rating organizations: Standard and Poor’s Ratings Group (“S&P”), Fitch Ratings (“Fitch”) or Moody’s Investors Service, Inc. (“Moody’s”) or, if unrated, determined by the advisor to be of comparable quality. From time to time, depending on general market conditions and the prospects presented by the individual security, the Fund may invest in non-investment grade fixed income securities, commonly known as junk bonds. The Fund will not invest more than 5% of its assets in junk bonds (determined at the time of purchase). The Fund may also invest in reverse convertible notes, which are short-term notes (i.e., with maturities of 1 year or less) linked to individual equity securities which make a single coupon payment at maturity. The holder of the notes has the right to receive at maturity either a fixed cash payment or a fixed number of shares of common stock, depending on the price history of the underlying common stock.

The Fund may invest in equity or fixed income securities of foreign companies operating in developed countries. Equity securities will be limited to sponsored or unsponsored American Depositary Receipts (ADRs) traded on U.S. stock exchanges. ADRs typically are issued by a U.S. bank or trust company and represent ownership of underlying securities issued by a foreign company. The Fund may pursue its investment objective directly or indirectly by investing in ETFs, so long as such investment otherwise conforms to the Fund’s investment policies. In evaluating ETFs, the advisor considers the fund’s investment strategy, the experience of its portfolio managers, its performance history, volatility, comparative return and risk data, asset size, and expense ratio.

For cash management purposes, the Fund may also invest in short-term, high quality money market instruments such as short-term obligations of the U.S. Government, its agencies or instrumentalities, bank obligations, commercial paper or money market mutual funds. By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

The Fund will not seek to realize profits by anticipating short-term market movements. The advisor intends to purchase securities mainly for the long-term. As a result, the advisor believes the Fund will have low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the advisor deems that change will benefit the Fund, portfolio turnover will not be a limiting factor. The Fund’s turnover rate is expected to remain less than 100%.

The Fund may sell holdings that the advisor believes have reduced potential for capital appreciation and/or income, have underperformed the market or their relevant economic sectors, have exceeded their fair market values, have experienced a change in fundamentals or are subject to other factors that may contribute to relative underperformance.

Principal Risks of Investing in the Fund

•	Management Risk. The advisor’s investment strategy may fail to produce the intended results.
•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Value Risk. The Fund invests in undervalued securities. The market may not agree with the advisor’s determination that a security is undervalued, and the security’s price may not increase to what the advisor believes is its full value. It may even decrease in value.

•

Equity Risks. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will under-perform either the securities markets generally or particular segments of the securities markets.

•	Fixed Income Risks.

Credit Risk. The issuer of a fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.

Change in Rating Risk. If a rating agency gives a debt security a lower rating, the value of the debt security will decline because investors will demand a higher rate of return.

Interest Rate Risk. The value of the Fund may fluctuate based upon changes in interest rates and market conditions. As interest rates decline, the value of the Fund’s investments may go down. Securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities. In addition, the issuers of certain types of securities may prepay principal earlier than scheduled when interest rates rise, forcing the Fund to reinvest in lower yielding securities. Slower than expected principal payments may also extend the average life of fixed income securities, locking in below-market interest rates and reducing the value of these securities.

Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

•

High Yield Securities Risk. To the extent the Fund invests in high yield securities (junk bonds), it will be subject to greater levels of interest rate and credit risks than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment.

•

Reverse Convertible Notes. In addition to risks relating to fixed income securities generally, reverse convertible notes are subject to similar risks as those of the equity securities to which they are linked, such as the risk that the price of the related security may fall significantly, causing the value of the note to drop. In addition, these securities do not have the same price appreciation potential as the linked securities because, at maturity, the value of the note will not appreciate above the initial principal amount plus the stated coupon rate. If a reverse convertible note is sold prior to maturity, the redemption price may be less than the original investment amount.

•

Zero Coupon Bonds. The Fund is required to distribute income accrued with respect to zero coupon bonds to shareholders even where no income is actually received on the bond. From time to time, the Fund may have to liquidate other portfolio securities to satisfy its distribution obligations on such zero coupon bonds.

•

Foreign Risks. To the extent that the Fund invests in foreign securities, it will be subject to additional risks that can increase the potential for losses in the Fund. These risks may include, among others, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

•

                     ETF Risk. When the Fund invests in another investment company such as an exchange-traded fund (ETF), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

•

                     Real Estate Risk. To the extent the Fund invests in REITs, it is subject to risks generally associated with investing in real estate, such as (i) possible declines in the value of real estate, (ii) adverse general and local economic conditions, (iii) possible lack of availability of mortgage funds, (iv) changes in interest rates, and (v) environmental problems. In addition, REITs are subject to certain other risks related specifically to their structure and focus such as: dependency upon management skills; limited diversification; the risks of locating and managing financing for projects; heavy cash flow dependency; possible default by borrowers; the costs and potential losses of self-liquidation of one or more holdings; the possibility of failing to maintain exemptions from securities registration; and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

•	Government Securities Risks.

Agency Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. Government agency or instrumentality in which the Fund invests defaults and the U.S. Government does not stand behind the obligation, the Fund’s share price or yield could fall. Securities of certain U.S. Government sponsored entities, such as Freddie Mac or Fannie Mae, are neither issued nor guaranteed by the U.S. Government.

No Guarantee. The U.S. Government's guarantee of ultimate payment of principal and timely payment of interest on certain U.S. Government securities owned by the Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking total return
•	Investors willing to accept price fluctuations in their investments

General

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

How has the Fund performed in the past?

The bar chart and performance table below show the variability of the Fund’s returns, which is one indicator of the risks of investing in the Fund. The chart shows changes in the Fund’s returns and the table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

Since the Fund’s inception, the highest return for a quarter was 5.31% (quarter ended December 31, 2006); and the lowest return was -0.54% (quarter ended March 31, 2007).

The Fund’s year-to-date return as of September 30, 2007 was 2.70%.

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2006)

The Fund	1 Year	Since Inception (9/27/05)
Return Before Taxes	13.21%	13.20%
Return After Taxes on Distributions¹	11.45%	11.59%
Return After Taxes on Distributions and Sale of Fund Shares¹	8.59%	10.32%
Index (reflects no deductions for fees, expenses, or taxes)[2] Dow Jones U.S. Moderate Relative Risk Index	10.18%	10.19%

¹ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes or the lower rate on long-term capital gains when shares are held for more than 12 months. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2 The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Dow Jones U.S. Moderate Relative Risk Index represents a diversified portfolio of U.S. stocks, bonds and cash, and seeks to capture 60% of the risk of the stock market. The Index is representative of a broader market and range of securities than is found in the Fund’s portfolio.

FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you would pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1,2]	0.50%
Exchange Fee	NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees[3]	0.00%
Other Expenses[4]	1.55%
Fees and Expenses of Acquired Funds[5]	0.04%
Total Annual Fund Operating Expenses	2.34%
Fee Waiver[6]	(1.10%)
Net Expenses[7]	1.24%

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund typically charges a 0.50% redemption fee on shares redeemed within 30 calendar days after they are purchased.

2 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3 The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of up to 0.25% to financial institutions that provide distribution and/or shareholder servicing. The Plan will not be activated through August 31, 2008.

4 Restated to reflect estimated expenses for the coming fiscal year. Estimated expenses include a compliance program services fee, effective October 1, 2007.

5 Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own expenses. The fees and expenses are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus.

6 The advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 1.20% of the Fund’s average daily net assets. The contractual agreement is in place through August 31, 2008. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation.

7 Net Expenses are calculated as 1.24% of its average daily net assets based on the advisor’s agreement to cap certain operating expenses at 1.20%, plus Fees and Expenses of Acquired Funds of 0.04%.

Example:

Based on the costs above, this example helps you compare the expenses of the Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$130	$653	$1,228	$2,940

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Fund is $2,000 ($250 for systematic investment plan participants) and minimum subsequent investments are $100. The advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amounts) made payable to the Fund.

Mail the completed application and check to:

U.S. Mail:	Overnight:
Archer Balanced Fund	Archer Balanced Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46206	Indianapolis, Indiana 46208

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 238-7701 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

-your name
-the name on your account(s)
-your account number(s)
-a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at (800) 238-7701 to obtain instructions.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

The Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees.

Distribution Plan

The Fund has adopted a distribution plan for its shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under this plan, the Fund may pay a fee of up to 0.25% of its average daily net assets to the advisor or certain broker-dealers, investment advisors, banks or other financial institutions to help defray the cost of servicing Fund shareholders. Because these fees are an ongoing expense, over time they reduce the net investment results of the Fund and may cost you more than paying other types of sales charges. The Plan will not be activated prior to August 31, 2008.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders, (other than money orders issued by a bank) credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
Archer Balanced Fund	Archer Balanced Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46206	Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call Shareholder Services at (800) 238-7701 if you have questions. At the discretion of the Fund or its transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 238-7701. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 238-7701. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $2,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, pursuant to the Agreement and Declaration of Trust, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund. A 0.50% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a financial intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, the Fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediary’s customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. If market quotations are not readily available, or if an event occurs after the close of the trading market but before the calculation of the Fund’s NAV that materially affects the value, the security will be valued by the Fund’s advisor at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor according to procedures approved by the Board of Trustees. Fair valuation also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Investments in foreign securities, junk bonds or other thinly traded securities are more likely to trigger fair valuation than investments in other types of securities. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders or that the Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund expects that its distributions will consist primarily of net realized capital gains. The Fund declares and pays dividends at least annually.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income.

The Fund will typically distribute net realized capital gains to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to reinvestment of all dividends and other distributions in additional Fund shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares(including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*For gains realized between May 6, 2003 and December 31, 2010.

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

Investment Advisor

Archer Investment Corporation, 9000 Keystone Crossing, Suite 630, Indianapolis, IN 46240, serves as the advisor to the Fund. The advisor has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The advisor sets the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. The advisor was established in August 2005 to manage the Fund. Troy C. Patton, the Fund’s portfolio manager, is the controlling shareholder of the advisor. The Fund is the first mutual fund managed by the advisor.

The Fund is authorized to pay the advisor a fee equal to 0.75% of the Fund’s average daily net assets. The advisor contractually has agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 1.20% of the Fund’s average daily net assets. The contractual agreement is in place through August 31, 2008. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation.

If you invest in the Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the advisor may pay a fee to financial intermediaries for such services.

To the extent that the advisor pays a fee to a financial intermediary for distribution or shareholder servicing, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the advisor pays for the Fund to be included in a “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Fund’s management agreement was renewed in 2007. The semi-annual report for the period ending February 29, 2008 will contain information about the factors that the Board of Trustees considered in approving the Fund’s management agreement.

The Portfolio Manager. Troy C. Patton serves as the Fund’s portfolio manager. He is solely responsible for the day-to-day management of the Fund. Mr. Patton is the Managing Director and founder of the advisor. Prior to founding the advisor, Mr. Patton was the founder and president of Frontier Financial Holdings, Inc., an integrated financial services company offering investment services and managed portfolios, lending services, business consulting services, and traditional CPA services through Frontier CPA Group, LLP. Frontier, which Mr. Patton founded in 1996, grew to 10 offices and approximately 80 employees in Indiana and the contiguous states over a period of 8 years, before it was acquired by Fiducial Investment Advisors and Fiducial Lending Corporation in 2004. Mr. Patton served as the Director of Financial Services of Fiducial Investment Advisors and Fiducial Lending Corporation until 2005. Prior to founding Frontier, Mr. Patton served as the chief financial officer and treasurer of Correlated Products, Inc. from 1995 to 1996, and as a senior auditor at Ernst & Young from 1992 to 1995. Mr. Patton graduated from Miami University of Ohio in 1992 with a degree in accountancy.

The Statement of Additional Information provides additional information about the Fund’s portfolio manager, including his compensation, other accounts that he manages, and his ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following table is intended to help you better understand the Fund’s financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information in the table below was audited by Cohen Fund Audit Services, Ltd., whose report, along with the Fund’s financial statements, is included in the Annual Report to Shareholders, available upon request without charge.

Archer Balanced Fund
Financial Highlights
(For a share outstanding during the period)

	Year Ended	Period Ended
	August 31, 2007	August 31, 2006(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 10.75	$ 10.00

Income from investment operations:
Net investment income	0.29	0.29
Net realized and unrealized gain	0.79	0.53
Total from investment operations	1.08	0.82

Less Distributions to shareholders:
From net investment income	(0.29)	(0.07)
From net capital gain	(0.23)	-
Total distributions	(0.52)	(0.07)

Paid in capital from redemption fees (b)	-	-

Net asset value, end of period	$ 11.31	$ 10.75

Total Return (c)	10.09%	8.24%(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 10,749	$ 8,112
Ratio of expenses to average net assets	1.20%	1.20%(e)
Ratio of expenses to average net assets before reimbursement	2.21%	3.00%(e)
Ratio of net investment income to average net assets	2.86%	3.27%(e)
Ratio of net investment income to average net assets before reimbursement	1.85%	1.47%(e)
Portfolio turnover rate	66.98%	82.91%

(a) For the period September 27, 2005 (the date the Fund commenced operations) through August 31, 2006.

(b) Redemption fees resulted in less than $0.005 per share.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) Annualized.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi Annual Reports detail the Fund’s actual investments as of their report dates. The Annual Reports include a discussion by Fund management of recent market conditions and other factors that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The Statement of Additional Information (“SAI”) supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current Annual and Semi Annual Reports, as well as the SAI, by contacting Shareholder Services at (800) 238-7701. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi Annual reports are available, free of charge, at the Fund’s Internet site at www.thearcherfunds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

ARCHER BALANCED FUND

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2007

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of Archer Balanced Fund dated December 31, 2007. This SAI incorporates by reference the annual report to shareholders of the Archer Balanced Fund for the fiscal period ended August 31, 2007 (“Annual Report”). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, or by calling Shareholder Services at (800) 238-7701.

DESCRIPTION OF THE TRUST AND FUND

Archer Balanced Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is Archer Investment Corporation, Inc. (the “Advisor”). The Fund commenced operations on September 27, 2005.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other share of any series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indexes and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s Annual Report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A.        Equity Securities. Equity securities include common stock and common stock equivalents (such as rights and warrants, and convertible securities). Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

B.        Preferred Stock. Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor’s Corporation (“S&P”) and Moody’s Investors Services, Inc. (“Moody’s”) although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Advisor expects, however, that generally the preferred stocks in which the Fund invests will be rated at least BBB by S&P or Baa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

C.        Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”). ADRs are receipts, issued by domestic banks, for shares of a foreign-based company that entitle the holder to dividends and capital gains on the underlying security. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for use in securities markets outside the U.S.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Advisor will be able to anticipate or counter these potential events and their impacts on the Fund’s share price.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on Nasdaq. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

To the extent that the Fund acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADR, there may be an increased possibility that the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner.

D.       Exchange Traded Funds. Equity securities in which the Fund may invest also include exchange traded funds (“ETFs”). Popular ETFs include SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and Vanguard ETFs.

E.        Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

F.        Fixed Income Securities. The Fund may invest in investment grade fixed income securities. Fixed income securities include corporate debt securities, high yield debt securities, convertible debt securities, municipal securities, U.S. government securities, mortgage-backed securities, zero coupon bonds, financial industry obligations, repurchase agreements, and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The Advisor considers fixed income securities investment grade quality if they are rated at the time of purchase BBB/Baa or higher by S&P or Moody’s, or if unrated, determined by the Advisor to be of comparable quality. Investment grade municipal securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

1.          Corporate Debt Securities. The Fund may invest in corporate debt securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. If the rating of a security drops below investment grade, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor determines based on its own credit analysis that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk.

2.          Reverse Convertible Notes. The Fund may invest in reverse convertible notes. Reverse convertible notes are short-term notes (i.e., with maturities of 1 year or less) that are linked to individual equity securities or broad market indexes (e.g., the Nasdaq 100, S&P 500, etc), and which make a single coupon payment at maturity. A holder of the notes has the right to receive, at maturity either a fixed cash payment or a fixed number of shares of common stock, determined solely by the price history of the underlying common stock (for example, a holder may receive shares instead of cash if, at any time between the valuation date (the valuation date is typically four days prior to the settlement date) and the settlement date, the security closed below the limit price). A holder of reverse convertible notes receives limited protection against falling prices in the equity security to which they are linked, but the protection is only available until the price of the underlying security falls below a pre-set level, at which point the investor loses the price protection. As a result, there is a risk that the value of the note may fall all the way to zero, including loss of the amount of the coupon payment. Reverse convertible notes are subject to similar risks as those of the linked equity securities, such as the risk that the price of the related security may fall significantly, causing the value of the note to drop. In addition, reverse convertible notes do not have the same price appreciation potential as the linked securities because, at maturity, the value of the note will not appreciate above the initial principal amount. If a reverse convertible note is sold prior to maturity, the redemption price may be less than the original investment amount.

3.          High Yield Debt Securities (“Junk Bonds”). The Fund may invest up to 5% of its assets (at the time of purchase) in securities that are rated below investment grade. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns. An economic downturn could severely disrupt the market for high yield securities and adversely affect the value of outstanding securities and the ability of the issuers to repay principal and interest.

The prices of high yield securities have been found to be more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a security owned by the Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash. High yield securities also present risks based on payment expectations. For example, high yield securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets. If the Fund experiences unexpected net redemptions, this may force it to sell its high yield securities without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield securities, and this may have an impact on the Fund’s ability to accurately value high yield securities and the Fund’s assets and on the Fund’s ability to dispose of the securities. Adverse publicity and investor perception, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market.

There are also special tax considerations associated with investing in high yield securities structured as zero coupon or pay-in-kind securities. For example, the Fund reports the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Also, the shareholders are taxed on this interest even if the Fund does not distribute cash to them. Therefore, in order to pay taxes on this interest, shareholders may have to redeem some of their shares to pay the tax or the Fund may sell some of its assets to distribute cash to shareholders. These actions are likely to reduce the Fund’s assets and may thereby increase its expense ratio and decrease its rate of return.

Finally, there are risks involved in applying credit ratings as a method for evaluating high yield securities. For example, credit ratings evaluate the safety of principal and interest payments, not market value risk of high yield securities. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund (in conjunction with the Advisor) will continuously monitor the issuers of high yield securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the securities’ liquidity so the Fund can meet redemption requests.

4.          Convertible Securities. The Fund may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer’s underlying common shares or the common shares of another company, or that are indexed to an unmanaged market index at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, stock purchase warrants, zero-coupon bonds or liquid-yield option notes, Eurodollar convertible securities, convertible securities of foreign issuers, stock index notes, or a combination of the features of these securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities and provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. When the market price of a common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis and thus may not depreciate to the same extent as the underlying common stock. Convertible securities are ranked senior to common stock on an issuer’s capital structure and they are usually of higher quality and normally entail less risk than the issuer’s common stock, although the extent to which risk is reduced depends in large measure on the degree to which convertible securities sell above their value as fixed income securities.

5.          U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal Home Loan Banks are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

6.          Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

In addition, the Fund may invest in CMOs. CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

7.          Zero Coupon and Pay-in-Kind Bonds. Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay-in-kind” bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

Zero coupon bonds may be issued by municipalities, including states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam). The income from municipal securities typically is exempt from regular federal income tax and alternative minimum tax. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. In order to be tax-exempt, municipal securities must meet certain legal requirements. Failure to meet such requirements may cause the interest received and distributed by the Fund to shareholders to be taxable. Changes or proposed changes in federal tax laws may also cause the prices of municipal securities to fall.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

G.        Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

1.         Certificates of Deposit. Certificates of deposit (CDs) are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year) at a stated or variable interest rate. However, the Fund may also invest in CDs that require a third party, such as a dealer or bank, to repurchase the CD for its face value upon demand. The Fund treats such CDs as short-term securities, even though their stated maturity may extend beyond one year.

2.         Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

3.         Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

H.       Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government (“U.S. Government Obligations”). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). The repurchase price exceeds the sale price, reflecting the Fund’s return on the transaction. This return is unrelated to the interest rate on the underlying security. Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust’s custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy.

The Trust’s custodian will take possession of the Fund’s securities subject to repurchase agreements. The Advisor or custodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price. Repurchase agreements are also subject to credit risks.

I.         Reverse Repurchase Agreements. The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, the Fund would sell portfolio securities to financial institutions such as banks and broker/dealers and agree to repurchase them at a mutually agreed-upon date and price. The Fund intends to enter into reverse repurchase agreements only to avoid selling securities to meet redemptions during market conditions deemed unfavorable by the Advisor. At the time the Fund enters into a reverse repurchase agreement, it will place in a segregated custodial account assets, such as liquid high quality debt securities, having a value not less than 100% of the repurchase price (including accrued interest), and will subsequently monitor the account to ensure that such required value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase the securities. Reverse repurchase agreements are considered to be borrowings by an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

INVESTMENT LIMITATIONS

A.       Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.         Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.        Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.         Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.        Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.         Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.        Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.        Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.       Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations – Fundamental” above).

1.        Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.        Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

3.         Illiquid Securities. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

4.         Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

INVESTMENT ADVISOR

The Advisor is Archer Investment Corporation, Inc. The Fund’s portfolio manager is the principal shareholder of the Advisor.

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s net expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 1.20% of its average daily net assets. The contractual agreement is in effect through August 31, 2008. Each waiver or reimbursement by the advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the particular waiver or expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.20% expense limitation.

The following table describes the advisory fees paid to the Advisor by the Fund during the fiscal periods indicated:

Fiscal Year Ended	Advisory Fees Accrued	Total Fees Waived and/or Expenses Reimbursed	Net Advisory Fees Paid (Reimbursed)
August 31, 2006*	$47,444	$113,942	($66,498)
August 31, 2007	$72,831	$98,275	($25,444)
* For the period September 27, 2005 (commencement of operations) though August 31, 2006

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services may be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

Troy C. Patton, Managing Director of the Advisor, serves as the portfolio manager of the Fund solely responsible for making investment decisions for the Fund (“Portfolio Manager”). As of August 31, 2007, the Portfolio Manager was responsible for the management of the following types of accounts in addition to the Fund:

Total Accounts By Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Investment Companies: 0 Pooled Investment Vehicles: 0 Other Accounts: 4	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: $1,000,000	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: 0	Investment Companies: N/A Pooled Investment Vehicles: N/A Other Accounts: N/A

The Portfolio Manager, as owner of the Advisor, is entitled to receive a share of the net profits, if any, from the Advisor’s operations. During the fiscal year ended August 31, 2007, the Portfolio Manager did not receive any compensation from the Advisor with respect to the Fund as a result of the Advisor’s contractual agreement to cap Fund expenses.

As set forth above, the Portfolio Manager provides investment advisory and other services to clients other than the Fund. In addition, the Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of immediate family members. The Fund has no interest in these activities. As a result of the foregoing, the Portfolio Manager is engaged in activities other than on behalf of the Fund. Conflicts may arise as a result of the Portfolio Manager’s differing economic interests in respect of such activities, such as with respect to allocating investment opportunities. For example, the Portfolio Manager may manage such other accounts on terms that are more favorable than the terms on which the Advisor manages the Fund, such as in cases where the Advisor receives higher fees from the other accounts than the management fee received from the Fund.

There may be circumstances under which the Portfolio Manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Manager commits to such investment. There also may be circumstances under which the Portfolio Manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.

It is generally the Advisor’s policy that investment decisions for all accounts managed by the Portfolio Manager be made based on a consideration of the accounts’ respective investment objectives and policies, and other needs and requirements affecting the accounts; and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Advisor has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Advisor. When feasible, the Portfolio Manager will group or block various orders to more efficiently execute orders and reduce commissions in order to benefit the Fund and other client accounts. In the event that the Advisor wants to purchase or sell the same security for the Fund and multiple client accounts on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata, average price per share basis. To the extent that the Fund and another of the Advisor’s clients seek to acquire the same security at the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. Pursuant to the Code of Ethics adopted by each of the Trust and the Advisor, the Portfolio Manager is prohibited from effecting transactions for his personal accounts which are contrary to recommendations being made to the Fund. In addition, the Portfolio Manager is prohibited from competing with the Fund in connection with such transactions.

As of August 31, 2007, the Portfolio Manager owned shares of the Fund in the following range: $100,001 - $500,000.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”).

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 59) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

* The address for each trustee is 2960 N. Meridian St., Suite 300., Indianapolis, IN 46208.

** The Trust currently consists of 39 series.

The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2007.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Advisor’s fair valuation determinations, if any.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.  The Pricing Committee held four meetings during the year ended December 31, 2007.

The Adviser Contract Renewal Committee is responsible for conducting due diligence on the renewal of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator. The Committee also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31, 2007.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present;	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston (Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age - 36) Interim Treasurer, March 2007 to present

Vice President of Fund Accounting and Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC, a mutual fund servicing company, from July 2006 to October 2006; Manager of Fund Accounting for Unified Fund Services, Inc. from November 2004 to July 2006; Manager of Fund Accounting for Mellon Financial Corporation from November 1998 to November 2004.

Lynn E. Wood (Age - 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 31) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each trustee and officer of the Trust is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 39 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified    Financial Securities, Inc., one of the Trust’s distributors.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2007.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None
Nancy V. Kelly	None	None

* The Trust currently consists of 39 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$1,231[2]	$0	$0	$48,000
Stephen A. Little, Chairman of the Board	$1,231[2]	$0	$0	$48,000
Daniel J. Condon, Trustee	$974[3]	$0	$0	$38,000
Ronald C. Tritschler, Trustee	$974[3]	$0	$0	$38,000
Interested Trustees and Officers	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
J. Michael Landis, Interim Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$3,846[4]	$0	$0	$150,000[5]
Heather Bonds, Secretary	$0	$0	$0	$0

1The Trust currently consists of 39 series.

2 During the fiscal year ended August 31, 2007, each Trustee received a total of $1,098 from the Fund.

3 During the fiscal year ended August 31, 2007, each Trustee received a total of $854 from the Fund.

4 During the fiscal year ended August 31, 2007, the CCO received a total of $4,305 from the Fund.

5 In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. As of November 30, 2007, the following persons were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Kimberly Short 5710 Brookwood Rd. Indianapolis, IN 46226	9.39%	Beneficial
Ronald Haverstock 12143 Woods Bay Pl. Carmel, IN 46033	5.53%	Beneficial
Paula Beattey 8689 Admirals Woods Dr. Indianapolis, IN 46236	5.46%	Beneficial

As of November 30, 2007, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund’s portfolio turnover rate for the fiscal period September 27, 2005 (commencement of investment operations) through August 31, 2006 was 82.91%. The Fund’s portfolio turnover rate for the fiscal year ended August 31, 2007 was 66.98%.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions (including with the Advisor’s affiliates), the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Fund and to other accounts over which it exercises investment discretion. Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts.

The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund.

For the fiscal year ended August 31, 2007 the Advisor did not direct any Fund brokerage transactions to brokers on the basis of research services provided by any such broker to the Fund.

Over-the-counter transactions may be placed with broker-dealers if the Advisor is able to obtain best execution (including commissions and price). Over-the-counter transactions may also be placed directly with principal market makers. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The following table describes the brokerage commissions paid by the Fund for the fiscal periods indicated.

Fiscal Period Ended August 31, 2006*	Fiscal Year Ended August 31, 2007
$2,307	$17,570
*For the period September 27, 2005 through August 31, 2006.

The Trust, the Advisor and the Fund’s Distributor have each adopted a Code of Ethics (the “Codes”) pursuant to Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Codes from the Trust, the Advisor or the Distributor, free of charge, by calling Shareholder Services at (800) 238-7701. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

Pursuant to policies adopted by the Board, the Advisor is authorized to release Fund portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. Fund portfolio holdings also may be disclosed, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Advisor nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also may post its complete portfolio holdings to its website within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. The Fund’s website is at www.thearcherfunds.com. If the Fund’s website is for some reason inoperable, the information will be supplied no more frequently than quarterly and on a delayed basis.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Trust’s Chief Compliance Officer (“CCO”). The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the CCO, who will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor, and any affiliated persons of the Advisor, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the Fund’s Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees.

The Advisor’s policy provides that the Advisor generally will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock. The Advisor will vote against proposals that make it more difficult to replace members of the issuer’s board of directors, including proposals to stagger the board, cause management to be overrepresented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting. For other proposals, the Advisor will determine whether a proposal is in the best interest of its clients and may take into account the following factors, among others: (i) whether the proposal was recommended by management and the Advisor’s opinion of management; (ii) whether the proposal acts to entrench existing management; and (iii) whether the proposal fairly compensates management for past and future performance.

The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor, is most consistent with the Advisor’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services at (800) 238-7701 or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair price as determined by the Advisor in good faith according to guidelines established by the Board of Trustees. Investments in foreign securities and junk bonds are more likely to trigger fair valuation than other securities. The Board of Trustees annually approves the pricing services used by the fund accounting agent. The Trust’s fund accounting agent maintains a pricing review committee, which consults with an Independent Trustee who is a member of the Pricing Committee as fair valuation issues arise. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of the last day of its last fiscal period is as follows:

$10,748,948 =	$11.31
950,801

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, but intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

A redemption of the Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of August 31, 2007, the Fund had no unused capital loss carryforwards.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. A Trustee of the Trust is a member of management of the Custodian.

For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of the assets under custody. The monthly fee is equal to an annual rate of .0125% of the first $75 million of market value; .0100% of the next $75 million of market value; and .0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. The fees paid to the Custodian by the Fund are subject to a $250 monthly minimum fee per account.

FUND SERVICES

Unified Fund Services, Inc. (“Unified”), 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Fund’s transfer agent, administrator, fund accountant and dividend disbursing agent. Certain officers of the Trust are members of management and/or employees of Unified. A Trustee is a member of management of Huntington National Bank, the Trust’s Custodian. Unified is a wholly-owned subsidiary of Huntington Bancshares, the parent company of Huntington National Bank.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $1,250).

In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Fund equal to an annual rate of 0.05% of the Fund’s average daily net assets up to $50 million, 0.04% of the Fund’s average daily net assets from $50 million to $100 million, 0.03% of the Fund’s average daily net assets from $100 million to $150 million, and 0.02% of the Fund’s average daily net assets over $150 million (subject to a minimum monthly fee of $1,667).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.10% of the Fund’s average daily net assets under $50 million, 0.07% of the Fund’s average daily net assets from $50 million to $100 million, 0.05% of the Fund’s average daily net assets from $100 million to $150 million, and 0.03% of the Fund’s average daily net assets over $150 million (subject to a minimum fee of $2,500 per month). Unified also receives a compliance program services fee of $800 per month from the Fund.

The following table provides information regarding transfer agent, fund accounting, and administrative services fees paid by the Fund during the fiscal periods indicated. The amounts given include reimbursement for various out-of-pocket expenses.

Fiscal Period Ended	Fees Paid for Transfer Agent Services	Fees Paid for Accounting Services	Fees Paid for Administrative Services
August 31, 2006*	$22,040	$16,876	$29,750
August 31, 2007	$22,771	$18,833	$31,500
*For the period September 27, 2005 (commencement of investment operations) though August 31, 2006

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accountants for the Fund for the fiscal year ending August 31, 2008. Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and an officer of the Trust is an officer of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor and Unified are controlled by Huntington Bancshares, Inc.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Funds, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on June 13, 2005 called for the purpose of, among other things, voting on such Plan.

The Plan provides that the Fund will pay the Advisor and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of up to 0.25% of the average daily net assets of the Fund in connection with the promotion and distribution of Fund shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Advisor may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plan will not be activated prior to August 31, 2008.

FINANCIAL STATEMENTS

The financial statements and the report of the independent registered public accounting firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2007. The Fund will provide the Annual Report without charge at written request or request by telephone at (800) 238-7701.

StoneRidge Small Cap Growth Fund

Prospectus dated December 31, 2007

301 Lindenwood Drive, Suite 310

Malvern, PA 19355

(800) 441-6978

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the StoneRidge Small Cap Growth Fund is capital growth over the long term.

Principal Strategies

The Fund invests primarily in common stocks of small capitalization U.S. companies (those with a market capitalization between $100 million and $2 billion) that the Fund’s advisor believes will outperform other stocks. In making stock selections, the advisor first uses a proprietary multi-factor screening tool which focuses on earnings, the advisor’s assessment (using quantitative screening techniques) of whether the stock is valued appropriately by the market, and technical factors (such as the performance of the stock compared to other stocks over various time periods). To make its final selections, the advisor then examines fundamental characteristics (such as industry conditions and outlook, market position and management’s ability and reputation) of the companies and technical aspects (such as price and volume behavior) of the stocks. In addition, it is possible that a significant portion of the Fund’s portfolio may be invested in initial public offerings (IPOs). The advisor will select IPOs based on the above-described fundamental characteristics of the companies. The Fund will normally invest at least 80% of its assets in equity securities of small capitalization U.S. companies. The Fund may invest in other investment companies (including exchange-traded funds) that invest primarily in small capitalization U.S. companies

The Fund may sell a stock if the advisor believes the company’s prospects have declined, if the advisor learns negative information about the company’s underlying fundamentals or to rebalance the composition of the Fund’s portfolio.

Principal Risks of Investing in the Fund

•	Small company risk. The risks associated with investing in smaller companies include:
•	The earnings and prospects of smaller companies are more volatile than those of larger companies.
•	Smaller companies may experience higher failure rates than do larger companies.
•

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

•

Smaller companies may have limited markets, product lines or financial resources and may lack management depth. These factors could negatively affect the price of the stock and reduce the value of the Fund.

•	IPO risk. Most IPOs involve a high degree of risk not normally associated with an investment in more seasoned companies.

•	Because most IPOs involve smaller companies, the risk factors described above apply to IPOs.
•	Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
•	Stock prices of IPOs can also be highly unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.
•

The IPO market tends to favor certain industry sectors. As a result, the Fund may invest a significant portion of its assets in those favored sectors (such as technology or communications). Companies within a sector may share common characteristics and are likely to react similarly to negative market, regulatory or economic developments. A negative development that affects one stock in a sector could affect the value of all stocks in the Fund’s portfolio that are in that sector.

•

Liquidity risk. Smaller companies are subject to liquidity risk. Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the advisor would like to sell. The advisor may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance.

•

Company risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Market risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

•

Other investment company risk. When the Fund invests in other investment companies (such as exchange-traded funds), it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

•

Portfolio turnover risk. The Fund’s investment strategy may result in a high portfolio turnover rate. High portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.

•	An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund is not a complete investment program.
•	As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund Right for You?

The Fund may be suitable for:

•	long term investors seeking a fund with a growth investment strategy
•	investors willing to accept price fluctuations in their investment
•	investors who can tolerate the risks associated with common stock investments
•	investors willing to accept the greater market price fluctuations of smaller companies

General

The Fund may from time to time take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of other no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives. To the extent consistent with the Fund’s principal strategies as described above, including its obligation to invest at least 80% of its assets in equity securities of small capitalization companies during normal market conditions, the Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with the stated investment objectives.

The investment objective and strategies of the Fund, including the Fund’s policy of investing at least 80% of its assets in equity securities of small capitalization companies, may be changed without shareholder approval upon 60 days written notice to shareholders.

HOW THE FUND HAS PERFORMED

Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time. The table shows how the Fund’s average annual total returns compare over time to those of a broad-based securities market index.

1 The Fund acquired the assets and liabilities of the StoneRidge Small Cap Growth Fund, a series of AmeriPrime Advisors Trust, in a tax-free reorganization on January 3, 2003. The Fund is a continuation of the predecessor fund and, therefore, the bar chart and table below include changes in the predecessor fund’s returns from year to year.

2 The Fund’s year to date return as of September 30, 2007 was 10.13%.

During the period shown, the highest return for a quarter was 39.28% (4th quarter, 2001); and the lowest return was –34.51% (3rd quarter, 2001).

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2006)

The Fund	1 Year	5 Year	Since Inception (October 1, 1999)
Return Before Taxes	4.93%	-0.41%	2.73%
Return After Taxes on Distributions[1]	4.93%	-0.41%	1.40%
Return After Taxes on Distributions and Sale of Fund Shares	1.14%	-0.34%	2.01%
Index (reflects no deductions for fees, expenses and taxes)
Russell 2000 Growth Index	13.35%	6.93%	3.83%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES OF THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1,2]	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee	1.00%
Distribution and/or Service (12b-1) Fees	NONE
Other Expenses[3]	0.61%
Fees and Expenses of Acquired Funds[4]	0.04%
Total Annual Fund Operating Expenses	1.65%
Expense Reimbursement[5]	(0.36%)
Net Expenses[6]	1.29%

1 The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund charges a 2.00% redemption fee on shares redeemed within 30 days after they are purchased. The Fund may waive this fee for mandatory retirement plans, for systematic withdrawal plans and in certain other limited circumstances.

2 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3 Restated to reflect estimated expenses for the coming fiscal year. Estimated expenses include a compliance program services fee, effective October 1, 2007.

4 Fees and Expenses of Acquired Funds represent the pro rata fees and expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own fees and expenses. Fees and Expenses of Acquired Funds are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

5The Fund’s advisor has contractually agreed to waive fees and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s Net Expenses, excluding brokerage fees and commissions; borrowing costs such as (a) interest expense and (b) dividends on securities sold short; taxes; extraordinary expenses; and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 1.25% of the Fund’s average daily net assets. The contractual agreement is in effect through December 31, 2008.

6Net Expenses are calculated as 1.29% of the Fund’s average daily net assets based on the advisor’s agreement to cap certain operating expenses at 1.25%, plus Fees and Expenses of Acquired Funds of 0.04%.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time period indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The example assumes that the expenses listed above remain the same and that they are maintained at the rates described. It also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for reimbursement reflected in the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$135	$504	$909	$2,115

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Fund is $1,000. Subsequent investments are subject to a minimum of $100 for each account. The advisor may, in its sole discretion, waive these minimums in certain circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker/dealer or other intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - To be in proper form, your initial purchase request must include:

•	a completed and signed investment application form which accompanies this Prospectus; and
•	a check made payable to the Fund;

Mail the completed application and check to:

U.S. Mail:	Overnight:
StoneRidge Small Cap Growth Fund	StoneRidge Small Cap Growth Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46206	Indianapolis, Indiana 46208

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 441-6978 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc. at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price will be the net asset value next determined after the wire is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time (subject to the minimum investment requirement) by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name on your account(s),
•	your account number(s),
•	a check made payable to StoneRidge Small Cap Growth Fund

Checks should be sent to the StoneRidge Small Cap Growth Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees at (800) 441-6978.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker/dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
StoneRidge Small Cap Growth Fund	StoneRidge Small Cap Growth Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46206	Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. All documentation requiring a signature guarantee must utilize a New Technology Medallion Stamp. Please call Shareholder Services at (800) 441-6978 if you have questions. At the discretion of the Fund or the Fund’s transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 441-6978. The Fund, the transfer agent, and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund. A 2.00% short-term redemption fee will be assessed by the Fund against investment proceeds from shares withdrawn within 30 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 30-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be used for the benefit of existing shareholders.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a financial intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, the Fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information - If you are not certain of the requirements for a redemption, please call Shareholder Services at (800) 441-6978. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your Fund shares is less than $1,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the amount of your investment in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, pursuant to the Agreement and Declaration of Trust, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss which may have tax consequences about which you should consult your tax advisor.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. If market quotations are not readily available, or if an event occurs after the close of the trading market but before the calculation of the Fund’s NAV that materially affects the value, the security will be valued by the Fund’s advisor at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor according to procedures approved by the Board of Trustees. Fair valuation also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders or that the Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request. The Fund declares and pays dividends at least annually. Dividends paid by the Fund may be eligible in part for the dividends received deduction for corporations.

Taxes

Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as discussed in the chart below. Dividends normally will be distributed by the Fund on an annual basis.

The Fund will typically distribute net realized capital gains to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers.
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares(including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares(including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*For gains realized between May 6, 2003 and December 31, 2010.

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gains distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to backup withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

StoneRidge Investment Partners, LLC, 301 Lindenwood Drive, Suite 310, Malvern, PA 19355, serves as investment advisor to the Fund. In this capacity, StoneRidge Investment Partners is responsible for the selection and ongoing monitoring of the securities in the Fund’s investment portfolio and managing the Fund’s business affairs. StoneRidge Investment Partners was formed in 1999.

For the fiscal year ended August 31, 2007, the advisor received an annual fee from the Fund equal to 1.00% of the Fund’s average daily net assets. The advisor contractually has agreed to waive its management fees and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s Net Expenses, excluding brokerage costs, borrowing costs (such as interest and dividend expense on securities sold short), taxes, extraordinary expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 1.25% of the average daily net assets of the Fund. The contractual agreement is in effect through December 31, 2008.

If you invest in the Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on the Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. The Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the advisor may pay a fee to financial intermediaries for such services.

To the extent that the advisor, not the Fund, pays a fee to a financial intermediary for distribution or shareholder servicing, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Fund and the nature of the services provided by the financial intermediary. Although neither the Fund nor the advisor pays for the Fund to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Fund may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Fund’s shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. The Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Fund’s management agreement with StoneRidge Investment Partners was approved in November of 2007. The Fund’s semi-annual report for the period ended February 28, 2008 will contain information about the factors that the Board of Trustees considered in approving the agreement.

Portfolio Managers

The Fund is managed on a day-to-day basis by an investment team, comprised of sector specialists. Each of the sector specialists conducts fundamental, bottom-up research on the companies within their sector(s). The seven team members are responsible for identifying securities for investment by the Fund, determining when securities should be purchased or sold, and monitoring the Fund’s investments within their sector on an ongoing basis. The investment team typically meets daily and consists of the following individuals:

Joseph E. Stocke, CFA is the Chief Investment Officer of the advisor. He has served as co-portfolio manager of the Fund since its inception, and currently covers the consumer discretionary and consumer staples sectors. Mr. Stocke, a managing director and co-founder of the advisor, was Chief Investment Officer and head of equity investment at Meridian Investment Company. Mr. Stocke has over 24 years of investment experience and was with Meridian from 1983 to 1999.

Philip H. Brown II, CFA is a managing director and co-founder of the advisor. He has served as co-portfolio manager of the Fund since its inception, and covers the financial sector. Mr. Brown was President of Meridian Investment Company where he also served as an equity portfolio manager. He was with Meridian from 1983 to 1999 and has over 36 years of investment experience.

Lester Rich, CFA is a managing director and co-founder of the advisor. He has served as co-portfolio manager of the Fund since its inception, and covers the industrial, materials, and energy sectors. Mr. Rich was an equity portfolio manager at Meridian Investment Company, has over 22 years of investment experience, and was with Meridian from 1990 until 1999.

Daniel H. Cook is a managing director and co-founder of the advisor. He has served as co-portfolio manager of the Fund since its inception, and currently covers the technology and telecom sectors. Mr. Cook was an equity portfolio manager at Meridian Investment Company, has over 21 years of investment experience, and was with Meridian from 1986 to 1999.

David M. Killian is a member of the equity portfolio management team at the advisor. He has responsibility for the utility sector and assists Philip Brown within the financial sector as well. Prior to joining the advisor in 1999, he was Vice President and fixed income portfolio manager for First Union National Bank, where he managed nearly $1 billion for individual clients. Mr. Killian joined First Union in 1993 and has 14 years of investment experience.

Kenneth R. Martin-Halpine, CFA is a portfolio manager at the advisor. He manages the health care sector for the advisor’s investment mandates. Prior to joining StoneRidge in August 2004, Mr. Martin-Halpine was an Equity Analyst with Emerald Asset Management and has over 11 years of investment experience.

Daniel Kinkade is a quantitative analyst and has primary responsibility for maintenance of the advisor’s multi-factor screening tool. Mr. Kinkade is not responsible for selecting the Fund’s investments or managing its portfolio. Prior to joining StoneRidge in November 2004, Mr. Kinkade served as a Quantitative Research Analyst of Advantage Capital Management and has over 8 years of experience in fundamental and quantitative research.

The Fund’s Statement of Additional Information provides additional information about the Fund’s portfolio managers, including each portfolio manager’s compensation, other accounts that they manage, and their ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you better understand the financial performance of the Fund (including its predecessor) for the fiscal years ended August 31, 2003 through 2007. Certain information reflects financial results for a single share of the Fund. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information for the years ended August 31, 2004 through 2007 has been audited by Cohen Fund Audit Services, Ltd, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request. Information for the previous year was audited by the Fund’s previous auditors.

StoneRidge Small Cap Growth Fund
Financial Highlights

The tables below set forth financial data for a share of beneficial interest outstanding throughout each period presented.

	Year	Year	Year	Year	Year
	ended	ended	ended	ended	ended
	August 31, 2007	August 31, 2006	August 31, 2005	August 31, 2004	August 31, 2003

Selected Per Share Data
Net asset value, beginning of period	$ 6.23	$ 6.39	$ 5.23	$ 5.07	$ 3.76
Income from investment operations
Net investment (loss)	(0.09)	(0.06)	(0.06)	(0.05) (a)	(0.04) (a)
Net realized and unrealized gain (loss)	1.23	(0.10)	1.22	0.21	1.35
Total from investment operations	1.14	(0.16)	1.16	0.16	1.31

Paid in capital from redemption fees (b)	-	-	-	-	-

Net asset value, end of period	$ 7.37	$ 6.23	$ 6.39	$ 5.23	$ 5.07

Total Return (c)	18.30%	-2.50%	22.18%	3.16%	34.84%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 15,367	$ 28,176	$ 30,438	$ 26,417	$ 33,176
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets
before waiver & reimbursement	1.57%	1.45%	1.47%	1.43%	1.47%
Ratio of net investment (loss) to
average net assets	(0.79)%	(0.88)%	(0.98)%	(0.96)%	(0.97)%
Ratio of net investment (loss) to
average net assets before waiver & reimbursement	(1.11)%	(1.08)%	(1.20)%	(1.14)%	(1.19)%
Portfolio turnover rate	176.54%	111.35%	119.62%	119.36%	105.64%

(a) Net investment (loss) per share is based on average shares outstanding during the period.

(b) Redemption fees resulted in less than $0.005 per share in each period.

(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number and date of birth); and

•

Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi Annual Reports detail the Fund’s actual investments as of their report dates. The reports may also include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (“SAI”): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current Annual and Semi Annual Reports, as well as the SAI, by contacting Shareholder Services at (800) 441-6978. You may also request other information about the Fund and make shareholder inquiries. The Fund’s Prospectus, SAI, Annual and Semi Annual Reports are not posted on a website because, as of the date of this Prospectus, the Fund did not have a website.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-551-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section of the SEC, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

STONERIDGE SMALL CAP GROWTH FUND

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2007

________________

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the StoneRidge Small Cap Growth Fund dated December 31, 2007. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2007. A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 or by calling (800) 441-6978.

DESCRIPTION OF THE TRUST AND THE FUND

The StoneRidge Small Cap Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on December 18, 2002. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is StoneRidge Investment Partners, LLC (the “Advisor”). The Fund acquired all of the assets and liabilities of StoneRidge Small Cap Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”) in a tax-free reorganization on January 3, 2003. The Predecessor Fund commenced operations on October 1, 1999.

Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share of the Fund and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series, and the rights of shares of any other series, are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by, or under the direction of the Trustees, in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s annual report contains additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A.        Equity Securities. Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, American Depositary Receipts (“ADRs”), rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations. The Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

B.        Corporate Debt Securities. The Fund may invest in corporate debt securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Advisor considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor’s Corporation (“S&P”), Baa or higher by Moody’s Investors Services, Inc. (“Moody’s”), or if unrated, determined by the Advisor to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest in securities rated below investment grade. If the rating of a security by S&P or Moody’s drops below investment grade, the Advisor will dispose of the security as soon as practicable (depending on market conditions) unless the Advisor reasonably determines that the security provides the opportunity of meeting the Fund’s objective without presenting excessive risk.

C.        U.S. Government Securities. U.S. government securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks, and the Federal National Mortgage Association (FNMA) are supported by the agency’s right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

D.        Mortgage-Backed Securities. Mortgage-backed securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities’ effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fund at lower rates of return.

E.        Zero Coupon and Pay-in-Kind Bonds. Corporate debt securities and municipal obligations include so-called “zero coupon” bonds and “pay-in-kind” bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Fund takes into account as income a portion of the difference between a zero coupon bond’s purchase price and its face value.

The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds which make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds which make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. The Fund will not invest more than 5% of its net assets in pay-in-kind bonds.

F.        Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

(1)       Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from 14 days to 1 year) at a stated or variable interest rate.

(2)       Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time deposits are considered to be illiquid prior to their maturity.

(3)       Bankers’ Acceptances. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

G.        Asset-Backed and Receivable-Backed Securities. Asset-backed and receivable-backed securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificateholders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificateholder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments which shorten the securities’ weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security were trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. The Fund will not invest more than 5% of its net assets in asset-backed or receivable-backed securities.

H.        Loans of Portfolio Securities. The Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Advisor in response to requests of broker-dealers or institutional investors which the Advisor deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter which the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund’s net assets.

I.         Foreign Securities. The Fund may invest in foreign equity securities through the purchase of ADRs. ADRs are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. The Fund will not invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 10% of the value of the total assets of the Fund. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

J.         Repurchase Agreements. The Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. government or by agencies of the U.S. government (“U.S. Government Obligations”). A repurchase agreement is a short term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government Obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than 7 days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with the Trust’s custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Advisor to be creditworthy.

K.        Investment Company Securities. The Fund may invest in shares of other investment companies, such as other mutual funds, money market funds, and exchange-traded funds (“ETFs”). The Fund may invest in money market mutual funds in connection with its management of daily cash positions. The Fund may invest in ETFs that meet its investment strategy and, from time to time for defensive purposes and otherwise, ETFs that do not meet such investment strategy. The Fund may also invest in various sector and sub-sector ETFs. Additionally, the Fund may invest in new exchange-traded shares as they become available. As a shareholder of an investment company, the Fund may indirectly bear its pro rata portion of service and other fees of such other investment company, which are in addition to the fees the Fund pays its service providers.

L.        Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. In addition, REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

INVESTMENT LIMITATIONS

Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the SAI, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.         Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.         Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.         Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.         Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.         Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.         Concentration. The Fund will not invest 25% or more of its total assets in any particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.       Diversification. The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within 90 days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations – Fundamental” above).

1.         Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.         Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

3.         Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

4.         Options. The Fund will not purchase or sell puts, calls, options or straddles.

5.         Illiquid Investments. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to legal or contractual restrictions on resale.

6.         Name Rule. Normally, the Fund will invest at least 80% of its assets in equity securities of small capitalization U.S. companies. This policy may not be changed without at least 60 days written notice to shareholders.

7.         Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

THE INVESTMENT ADVISOR

The Advisor is StoneRidge Investment Partners, LLC, 301 Lindenwood Drive, Suite 310, Malvern, PA 19355. Joseph E. Stocke, CFA, Philip H. Brown II, CFA, Lester Rich, CFA and Daniel H. Cook are the controlling members of the Advisor.

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Advisor a fee at the annual rate of 1.00% of the average daily net assets of the Fund, computed and accrued daily and paid monthly. The Advisor has contractually agreed to waive fees and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s Net Expenses, excluding brokerage costs, borrowing costs (such as interest expense and dividends on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.25% of the Fund’s average daily net asset value. The contractual agreement is in effect through December 31, 2008.

The following table describes the advisory fees paid to the Advisor by the Fund for the last three fiscal periods.

Fiscal Year Ended	Advisory Fees Accrued	Fee Waiver	Net Advisory Fees Paid
August 31, 2005	$295,784	$63,966	$231,818
August 31, 2006	$302,885	$61,204	$241,681
August 31, 2007	$247,933	$79,552	$168,381

General Information

The Advisor retains the right to use the name “StoneRidge” in connection with another investment company or business enterprise with which the Advisor is or may become associated. The Trust’s right to use the name “StoneRidge” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Advisor on 90 days written notice.

The Advisor may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, the Advisor believes that there would be no material impact on the Fund or its shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks and other financial institutions which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Managers

Joseph E. Stocke, CFA; Philip H. Brown II, CFA; Lester Rich, CFA; Daniel H. Cook; David M. Killian; Kenneth R. Martin-Halpine, CFA and Daniel Kinkade all serve on the Advisor’s equity investment team. The investment team, as a whole, is jointly responsible for making all equity investment decisions for the Advisor’s clients. Messrs. Stocke, Brown, Rich, Cook, Killian and Martin-Halpine are responsible for making the investment decisions for the Fund (each a “Portfolio Manager”). As of August 31, 2007, each Portfolio Manager was responsible for the management of the following types of accounts as members of the investment team:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	N/A	N/A	N/A
Pooled Investment Vehicles	2	$44,803,740	0	N/A
Other Accounts	40	$690,434,536	2	$30,425,271

Each Portfolio Manager is compensated for his services by the Advisor. Each Portfolio Manager’s compensation consists of a fixed salary and a discretionary bonus that is based on, among other things, (i) the particular Portfolio Manager’s contribution to the success of the overall portfolio management process and (ii) the performance of that manager’s respective sector (determined on a pre-tax basis) as compared to the relevant sector as included in the Russell 2000 Growth Index. The Portfolio Managers’ compensation is not tied to the performance of the Fund or any private client account. Like all employees of the Advisor, each Portfolio Manager participates in the Advisor’s profit sharing and 401(k) defined contribution pension plans. As a non-managing Director and Portfolio Manager respectively, Messieurs David M. Killian, and Kenneth R. Martin-Halpine also participate in a deferred, non-cash equity plan which allows the Advisor’s employees to participate in the growth of the firm.

As set forth above, the Portfolio Managers provide investment advisory and other services to clients other than the Fund. In addition, each Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, each Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Managers may manage such other accounts on terms that are more favorable than the terms on which the Advisor manages the Fund, such as in cases where the Advisor receives higher fees from the other accounts than the management fee received from the Fund, or from the separate accounts with respect to which the Advisor receives a performance fee.

There may be circumstances under which the Portfolio Managers will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund’s assets that the Portfolio Managers commit to such investment. There also may be circumstances under which the Portfolio Managers purchase or sell an investment for the other accounts and do not purchase or sell the same investment for the Fund, or purchase or sell an investment for the Fund and do not purchase or sell the same investment for the other accounts.

It is generally the Advisor’s policy that investment decisions for all accounts managed by the Portfolio Managers be made based on a consideration of the accounts’ respective investment objectives and policies, and other needs and requirements affecting the accounts; and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Advisor has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Advisor. When feasible, the Portfolio Managers will group or block various orders to more efficiently execute orders and reduce commissions in order to benefit the Fund and other client accounts. In the event that the Advisor wants to purchase or sell the same security for the Fund and multiple client accounts on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata, average price per share basis. To the extent that the Fund and another of the Advisor’s clients seek to acquire the same security at the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time.

As of August 31, 2007, the Portfolio Managers’ ownership of shares of the Fund was as follow:

Portfolio Manager	Dollar Range of Fund Shares
Joseph E. Stocke, CFA	Over $1 million
Philip H. Brown II, CFA	Over $1 million
Lester Rich, CFA	$100,001 to $500,000
Daniel H. Cook	$100,001 to $500,000
David M. Killian	$50,001 to $100,000
Kenneth R. Martin-Halpine, CFA	$1 - $10,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”).

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 59) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

* The address for each trustee is 2960 N. Meridian St., Suite 300., Indianapolis, IN 46208.

** The Trust currently consists of 39 series.

The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2007.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Advisor’s fair valuation determinations, if any.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.  The Pricing Committee held four meetings during the year ended December 31, 2007.

The Adviser Contract Renewal Committee is responsible for conducting due diligence on the renewal of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31, 2007.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present;	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston (Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age - 36) Interim Treasurer, March 2007 to present

Vice President of Fund Accounting and Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC, a mutual fund servicing company, from July 2006 to October 2006; Manager of Fund Accounting for Unified Fund Services, Inc. from November 2004 to July 2006; Manager of Fund Accounting for Mellon Financial Corporation from November 1998 to November 2004.

Lynn E. Wood (Age - 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 31) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each trustee and officer of the Trust is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 39 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2007.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None
Nancy V. Kelly	None	None

* The Trust currently consists of 39 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$1,231[2]	$0	$0	$48,000
Stephen A. Little, Chairman of the Board	$1,231[2]	$0	$0	$48,000
Daniel J. Condon, Trustee	$974[3]	$0	$0	$38,000
Ronald C. Tritschler, Trustee	$974[3]	$0	$0	$38,000

Interested Trustees and Officers	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
J. Michael Landis, Interim Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$3,846[4]	$0	$0	$150,000[5]
Heather Bonds, Secretary	$0	$0	$0	$0

1The Trust currently consists of 39 series.

2 During the fiscal year ended August 31, 2007, each Trustee received a total of $1,098 from the Fund.

3 During the fiscal year ended August 31, 2007, each Trustee received a total of $854 from the Fund.

4 During the fiscal year ended August 31, 2007, the CCO received a total of $5,180 from the Fund.

5 In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Advisor. As of November 30, 2007, the following persons were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	57.29%	Record
StoneRidge Investment Partners, LLC 301 Lindenwood Dr., Suite 310 Malvern, PA 19355	8.18%	Beneficial
Community Foundation P.O. Box 94871 Cleveland, OH 44101	8.13%	Beneficial
Philip H. Brown, II 1014 Chiswell Dr. Downingtown, PA 19335	7.09%	Beneficial
Joseph E. Stocke 304 Bond Ct. Exton, PA 19341	6.65%	Beneficial

As of November 30, 2007, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.

As listed above, the Advisor is a principal shareholder of the Fund, owning in excess of 5% of the shares of the Fund. In addition; each of Philip Brown and Joseph Stocke, each an officer of the Advisor and a portfolio manager of the Fund, also is a principal shareholder of the Fund.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, and Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action and, as a result, may have portfolio turnover rates in excess of 100%. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. At 176.54%, the turnover rate for the Fund for the fiscal year ended August 31, 2007 was slightly higher, but generally consistent with its historical rates, which have generally been in the range of 105% to 120%, as the Fund is actively managed.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion. The Advisor may receive numerous research reports and news services that allow the Advisor’s portfolio managers, analysts and traders to screen, search and research both current and future holdings, monitor news, research trading activity and volume and monitor clients’ portfolio holdings.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to the Fund. The following table describes the brokerage transactions directed to brokers during the fiscal year ended August 31, 2007 due to research services provided to the Advisor.

Amount of Transactions	Brokerage Commissions
$21,611,117	$66,173

Over-the-counter transactions may be placed with broker-dealers if the Advisor is able to obtain best execution (including commissions and price). Over-the-counter transactions may also be placed directly with principal market makers. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

To the extent that the Fund and another of the Advisor’s clients seek to acquire the same security at the same time, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one client, the resulting participation in volume transactions could produce better executions for the Fund. In the event that more than one client wants to purchase or sell the same security on a given date, the purchases and sales will normally be made by random client selection.

The following table describes the brokerage commissions paid by the Fund for the last three fiscal years.

Fiscal Year Ended August 31, 2005	Fiscal Year Ended August 31, 2006	Fiscal Year Ended August 31, 2007
$221,227	$217,740	$273,903

The Trust, the Advisor and the Fund’s Distributor have each adopted a Code of Ethics (the “Codes”) under Rule 17j-1 of the Investment Company Act of 1940, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of each Code from the SEC.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund.  In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month.  The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee.  Neither the Fund, the Advisor, nor any of their affiliates receive any portion of this fee.  Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.        The Fund also may post its complete portfolio holdings to the Advisor’s website within approximately 25 days after the end of the month.  The information will remain posted on the website until replaced by the information for the succeeding month.  If the Advisor’s website is for some reason inoperable, the information will be supplied no more frequently then quarterly and on a delayed basis.

The Fund currently has ongoing arrangements to release monthly portfolio holdings within 10 days after the end of each month to Colonial Consulting Corp., CTC Consulting, and Westcott Financial Advisory Group (collectively, the “Consultants”). The information is used by the Consultants to provide investment consulting services to clients that are existing or potential investors in the Fund. Information is released pursuant to an agreement between the Advisor and each Consultant, pursuant to which the Consultant agrees to keep the information strictly confidential and not to disclose the information to any person, except for the Consultant’s clients who reasonably need to know the contents of the information in connection with their existing or potential investment and who agree to keep the information strictly confidential. The agreement further states that the Consultant is not authorized to use the confidential information in a manner adverse to the interests of the Funds’ shareholders or for personal trading by the Consultant or its personnel.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board.  The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor and its affiliated persons are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and the Fund arises with respect to any proxy, the Advisor must disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions.

The Advisor’s policy recognizes that although “ordinary business matters” of a public company are primarily the responsibility of its management, subject to oversight by the board of directors, the company’s shareholders must have final say over how management and directors are performing, and how shareholders’ rights and ownership interests are handled, especially when matters could have a substantial economic impact on shareholders. The Advisor’s policy provides that it will pay particular attention to the following three factors in exercising its proxy voting responsibilities: (1) accountability of management to the board and of the board to shareholders; (2) alignment of management and shareholder interests; and (3) transparency and promotion of timely disclosure of information about a company’s business operations and financial performance. In most instances, the Advisor will vote in accordance with ISS Proxy Voting Guidelines. However, in the event a majority of the Advisor’s portfolio managers disagree with a particular ISS recommendation, it will utilize third-party vendor services to provide the necessary research to assist the Advisor in determining how to vote the proxy.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policy by calling Shareholder Services at (800) 441-6978 to request a copy or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 2960 N. Meridian St, Suite 300, Indianapolis, IN 46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within 3 days of receipt of your request. You also may obtain a copy from Fund documents filed with the SEC and available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities for each year ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The price (net asset value) of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price) see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Advisor in good faith according to guidelines established by the Board of Trustees. The Board of Trustees annually approves the pricing services used by the fund accounting agent. The fund accounting agent maintains a pricing review committee, which consults with an Independent Trustee who is a member of the Pricing Committee as fair valuation issues arise. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of the fiscal year ended August 31, 2007 is as follows:

$15,367,267	= $7.37
2,086,457

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. Qualification generally will relieve the Fund of liability for federal income taxes. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•	Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any capital loss remaining is lost as a deduction. As of August 31, 2007, the Fund had available for federal tax purposes unused capital loss carryforwards of $1,716,026, which expire in 2011.

The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund’s cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund’s investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

Hedging strategies, to reduce risk in various ways, are subject to complex rules that determine for federal income tax purposes, the character and time for recognition of gains and losses the Fund realizes in connection with the hedge. The Fund’s income from options, futures, and forward contracts, in each case derived with respect to its business of investing in stock, securities, or foreign currencies, should qualify as allowable income for the Fund under the Income Requirement.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as a long-term instead of a short-term capital loss, to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc.(“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. A Trustee of the Trust is a member of management of the Custodian.

For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of the assets under custody. The monthly fee is equal to an annual rate of .0125% of the first $75 million of market value; .0100% of the next $75 million of market value; and .0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. The fees paid to the Custodian by the Fund are subject to a $250 monthly minimum fee per account.

FUND SERVICES

Unified Fund Services, Inc. (“Unified”), 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Fund’s transfer agent, administrator, fund accountant and dividend disbursing agent. Certain officers of the Trust are members of management and/or employees of Unified. A Trustee is a member of management of Huntington National Bank, the Trust’s Custodian. Unified is a wholly-owned subsidiary of Huntington Bancshares, the parent company of Huntington National Bank.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Fund of $1.25 per shareholder account (subject to a minimum monthly fee of $1,250) for these transfer agency services.

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from the Fund equal to an annual rate of 0.050% of the Fund’s average daily net assets up to $50 million, 0.040% of the Fund’s average daily net assets from $50 million to $100 million, 0.030% of the Fund’s average daily net assets from $100 million to $150 million, and 0.020% of the Fund’s average daily net assets over $150 million (subject to a minimum monthly fee of $1,667).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Fund equal to an annual rate of 0.100% of the Fund’s average daily net assets under $50 million, 0.070% of the Fund’s average daily net assets from $50 million to $100 million, 0.050% of the Fund’s average daily net assets from $100 million to $150 million, and 0.030% of the Fund’s average daily net assets over $150 million (subject to a minimum fee of $2,500 per month). Unified also receives a compliance program services fee of $800 per month from the Fund.

For its services, Unified received the following from the Fund during the last three fiscal years:

Small Cap Growth Fund	Fiscal Year Ended August 31, 2005	Fiscal Year Ended August 31, 2006	Fiscal Year Ended August 31, 2007
Administrative Fees	$31,650	$32,161	$32,223
Transfer Agency Fees	$17,334	$20,169	$19,955
Fund Accounting Fees	$19,722	$20,000	$19,998

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as the independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2008. Cohen Fund Audit Services, Ltd. performs an annual audit of the Fund’s financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and an officer of the Trust is an officer of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor and Unified are controlled by Huntington Bancshares, Inc.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

The financial statements and the report of the independent registered public accounting firm required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to shareholders for the period ended August 31, 2007. The Trust will provide the Annual Report without charge upon written request or request by telephone.

NS Small Cap Growth Fund

PROSPECTUS

December 31, 2007

INVESTMENT OBJECTIVE:

Long-Term Capital Appreciation

1055 Westlakes Drive

Suite 300

Berwyn, PA 19312

(800) 470-1019

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the NS Small Cap Growth Fund (the “Fund”) is to provide long-term capital appreciation.

Principal Strategies

The Fund invests primarily in a diversified portfolio of common stocks of small capitalization companies that the Fund’s adviser, NS Investment Partners, LLC, believes have growth characteristics. Under normal circumstances, the Fund will invest at least 80% of its net assets (measured at the time of purchase) in equity securities of small capitalization companies. This 80% investment policy may not be changed except upon 60 days prior notice to shareholders. The adviser defines small capitalization companies as those with market capitalizations at the time of purchase of $2 billion or less, although the adviser also may consider companies included in the Russell 2000 Growth Index, a widely recognized small capitalization index with a current market capitalization range of $47 million to $7.6 billion as of November 30, 2007. The Fund focuses on small capitalization companies with growth characteristics that may have been overlooked by institutional research analysts. The Fund will attempt to provide investors with potentially higher returns than a fund that invests primarily in larger, more established companies. The Fund is a long-term investment intended for investors seeking a small cap growth component as part of their overall investment strategy.

The adviser consistently applies its investment strategy by seeking investments in small capitalization companies that exhibit a distinct set of growth characteristics including, but not limited to: high growth rates, outperforming earnings expectations, acceleration in sales and earnings and potential for margin expansion. The adviser pursues a bottom-up strategy, utilizing both fundamental and quantitative analysis to find companies early in their growth trajectory or companies with the potential for superior earnings growth as a result of new or competitive products, positive industry outlook, expanding profit margins and proven management. The Fund may invest in initial public offerings (IPOs) of small capitalization companies. The adviser will select IPOs based on the above-described growth characteristics of the company going public. The Fund generally will be diversified across industries and sectors. However, due to the investment strategy employed by the adviser, at any given time not all industries/sectors will be represented and others may be overweighted compared to the Russell 2000 Growth Index.

In addition to investing in common stocks of small capitalization companies, the Fund may also invest in other investment companies, including exchange traded funds (“ETFs”) and other security baskets, that invest in small capitalization companies and that are subject to the risks associated with smaller companies. When the Fund invests in other investment companies, including ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. As a result, the Fund will incur higher expenses, many of which may be duplicative.

As an alternative to purchasing stocks of foreign small capitalization companies in overseas markets, the Fund may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are receipts issued by U.S. banks for shares of a foreign corporation that entitle the holder to dividends and capital gains on the underlying security. The Fund may invest up to 25% of its net assets in ADRs or GDRs denominated in U.S. dollars and listed on a U.S. exchange.

The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund may use derivative transactions for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure. The derivative securities that the Fund may purchase or sell (write) include exchange-traded put or call options on stocks or stock indices. The Fund also may purchase or sell (write) options on index futures on a temporary basis in lieu of investing in equity securities.

The Fund typically sells a security when the adviser believes that there is deterioration in the company’s fundamentals or earnings growth potential or that the company has failed to execute its business strategy, or when a more attractive candidate is available. The adviser also may sell the stock of a portfolio company that subsequently increases in size to become a mid- or large-capitalization company.

The Fund does not intend to purchase or sell securities for short-term trading purposes. The Fund purchases and sells securities based on the Fund’s investment objective and strategy, regardless of the effect on the Fund’s portfolio turnover rate. As a result of the adviser’s investment strategy, the Fund’s portfolio may at times be actively traded, which may result in a high rate of portfolio turnover. The effects of a high portfolio turnover rate are described below under “Portfolio Turnover Risk.”

Principal Risks of Investing in the Fund

•	Small Cap Risks. Because the Fund invests in smaller capitalization companies, the Fund will be subject to the following risks:
	–	The earnings and prospects of smaller companies are more volatile than larger companies.
	–	Smaller companies may experience higher failure rates than do larger companies.
–

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

	–	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
•

Management Risk. The adviser’s skill in choosing appropriate investments will play a large part in determining whether the Fund is able to achieve its investment objective. If the adviser’s assessment of the prospects for individual securities are incorrect it could result in significant losses in the Fund’s investment in those securities, which can also result in possible losses overall for the Fund.

•

Growth Risk. The Fund invests in companies that appear to be growth-oriented companies. Growth companies are companies that the Fund’s adviser believes will have revenue and earnings that grow faster than the economy as a whole, offering above-average prospects for capital appreciation and little or no emphasis on dividend income. If the adviser’s perceptions of a company’s growth potential are wrong, the securities purchased may not perform as expected, reducing the Fund’s return.

•

Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund’s portfolio. The value of an individual company can be more volatile than the market as a whole.

•

Market Risk. Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform either the securities markets generally or the small capitalization segment of the securities markets.

•

Sector Risk. From time to time, the Fund may have overweighted positions in particular sectors. Companies within a sector may share common characteristics and are likely to react similarly to negative market, regulatory or economic developments. A negative development that affects one stock in a sector could affect the value of all stocks in the Fund’s portfolio that are in that sector.

•	IPO Risk. Most IPOs involve a high degree of risk not normally associated with an investment in more seasoned companies.
	•	Because most IPOs involve smaller companies, the Small Cap Risk factors described above apply to IPOs.
	•	Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
	•	Stock prices of IPOs can also be highly unstable due to the absence of a prior public market, the small number of shares available for trading, and limited investor information.
	•	The IPO market tends to favor certain industry sectors. As a result, the Fund will be subject to Sector Risk described above.

•

Foreign Risk. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund’s investments in a foreign company.

•

Portfolio Turnover Risk. From time to time, the Fund may experience a high portfolio turnover rate. A high portfolio turnover rate would result in correspondingly greater brokerage commission expenses. A high portfolio turnover rate may also result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect the Fund’s performance.

•

Investment Companies Risk. When the Fund invests in other investment companies, including ETFs, it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying ETF. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; and (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Index funds and ETFs may fail to achieve close correlation with the index that they track due to a variety of factors, such as rounding of prices and changes to the index and/or regulatory policies, resulting in the deviating of its returns from that of the index.

•

Derivatives Risk. Options and futures in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. There is no guarantee that derivatives activities will be employed or that they will work, and their use could cause lower returns or even losses to the Fund.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•

The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money. The Fund’s share price is expected to fluctuate, and your shares at redemption may be worth less than your initial investment.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking a fund with a growth investment strategy
•	Investors who can tolerate the risks associated with small cap stock investments
•	Investors seeking a small cap component as part of an overall investment strategy

General

The investment objective of the Fund may be changed without shareholder approval; except that the Fund may not change its policy of investing at least 80% of its net assets in equity securities of small capitalization companies without at least 60 days prior written notice to shareholders.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in cash, short-term U.S. government securities, money market instruments, other investment companies including money market funds and exchange-traded funds, investment grade fixed income securities, repurchase agreements, certificates of deposit, bank time deposits, bankers’ acceptances, or commercial paper. To the extent consistent with the Fund’s principal strategies as described above, including its obligation to invest at least 80% of its assets in equity securities of small capitalization companies during normal market conditions, the Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with the stated investment objectives. If the Fund invests in shares of another investment company, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

How has the Fund performed in the past?

The Fund commenced operations on September 15, 2006 and, as a result, does not have a full calendar year of investment performance.

    FEES AND EXPENSES OF INVESTING IN THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases	NONE
Maximum Deferred Sales Charge (Load)	NONE
Redemption Fee[1,2]	2.00%
Exchange Fee	NONE

Annual Fund Operating Expenses(expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees[3]	0.00%
Other Expenses[4]	5.73%
Fees and Expenses of Acquired Funds[5]	0.07%
Total Annual Fund Operating Expenses (before waiver)	6.80%
Fee Waiver/Expense Reimbursement[6]	4.73%
Net Expenses[7]	2.07%

1The Fund is intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, the Fund typically charges a fee of 2.00% of the redemption proceeds on shares redeemed within 60 calendar days after they are purchased.

2A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3The Fund has adopted a Rule 12b-1 Plan that allows the Fund to pay an annual fee of 0.25% of its average net assets to financial institutions that provide distribution services and/or shareholder servicing. The Plan has not yet been activated, but it may be activated at any time in the future.

4Restated to reflect estimated expenses for the coming fiscal year. Estimated expenses include a compliance program services fee, effective October 1, 2007.

5 Fees and Expenses of Acquired Funds represent the pro rata fees and expenses indirectly incurred by the Fund as a result of investing in money market funds or other investment companies that have their own fees and expenses. Fees and Expenses of Acquired Funds are not used to calculate the Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

6The Fund’s adviser has contractually agreed to waive fees and/or reimburse certain Fund operating expenses, but only to the extent necessary so that the Fund’s Net Expenses, excluding brokerage fees and commissions; borrowing costs such as (a) interest expense and (b) dividends on securities sold short; taxes; extraordinary expenses; and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 2.00% of the Fund’s average daily net assets. The contractual agreement is in effect through August 31, 2008. Each fee waiver and expense reimbursement by the adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 2.00% expense limitation.

7Net Expenses are calculated as 2.07% of the Fund’s average daily net assets based on the adviser’s agreement to cap certain operating expenses at 2.00%, plus Fees and Expenses of Acquired Funds of 0.07%.

Example:

Based on the costs above, this example helps you compare the expenses of the Fund’s shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$217	$1,722	$3,382	$8,313

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in the Fund is $25,000. The adviser may, in its sole discretion, waive this minimum in certain circumstances. The Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - Your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amount) made payable to NS Small Cap Growth Fund.

Mail the application and check to:

U.S. Mail:	Overnight:
NS Small Cap Growth Fund	NS Small Cap Growth Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 North Meridian Street Suite 300
Indianapolis, Indiana 46206-6110	Indianapolis, Indiana 46208

By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (800) 470-1019 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, its custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

•	your name
•	the name on your account(s)
•	your account number(s)
•	a check made payable to the Fund

Checks should be sent to the Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, follow the instructions outlined under the heading “Initial Purchase – By Wire” in this prospectus.

Automatic Investment Plan

You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

The Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (800) 470-1019 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Distribution Plan

The Fund has adopted a plan under Rule 12b-1 pursuant to which the Fund is authorized to pay a fee of 0.25% to the adviser or any broker-dealer or financial institution that assists the Fund in the sale and distribution of its shares or that provides shareholder servicing. The Plan has not yet been activated, although it may be activated at any time in the future. Once the Plan is activated, the Fund will pay annual 12b-1 expenses of 0.25%. These fees will, over time, increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund’s assets on an on-going basis.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:	Overnight:
NS Small Cap Growth Fund	NS Small Cap Growth Fund
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 North Meridian Street Suite 300
Indianapolis, Indiana 46206-6110	Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after the Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp. Please call Shareholder Services at (800) 470-1019 if you have questions. At the discretion of the Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (800) 470-1019. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, its transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund or its transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach the Fund by telephone, you may request a redemption by mail.

Fund Policy on Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Fund. A 2.00% short-term redemption fee will be assessed by the Fund against investment proceeds withdrawn within 60 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Fund uses a “first-in, first-out” method to determine the 60-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the Fund for the benefit of existing shareholders.

If you invest in the Fund through a bank, broker-dealer, 401(k) plan, financial adviser or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Fund’s adviser, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a financial intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that the Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, the Fund is required to have an agreement with many of its intermediaries obligating the intermediaries to provide, upon the Fund’s request, information regarding the intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, the Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (800) 470-1019. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent by check by the Fund and not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in the Fund.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $5,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, pursuant to the Agreement and Declaration of Trust, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax adviser.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

The Fund’s assets generally are valued at their market value. If market quotations are not readily available, or if an event occurs after the close of the trading market but before the calculation of the Fund’s NAV that materially affects the value, the security will be valued by the Fund’s adviser at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser according to procedures approved by the Board of Trustees. Fair valuation also is permitted if, in the adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the adviser is aware of any other data that calls into question the reliability of market quotations. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders. However, there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of net realized capital gains. The Fund declares and pays dividends at least annually.

Taxes. Investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income. Dividends normally will be distributed by the Fund on an annual basis.

The Fund will typically distribute net realized capital gains to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to reinvestment of all dividends and other distributions in additional Fund shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers
Net short-term capital gain distributions	Ordinary income rate
Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*
Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*For gains realized between May 6, 2003 and December 31, 2010.

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUND

NS Investment Partners, LLC, 1055 Westlakes Drive, Suite 300, Berwyn, PA 19312, serves as investment adviser to the Fund. The adviser has overall supervisory management responsibility for the general management and investment of the Fund’s portfolio. The adviser sets the Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for the Fund’s portfolio and votes any proxies solicited by portfolio companies. NS Investment Partners, LLC was founded in March, 2006, and is controlled by its founders, Peter J. Niedland and Mark F. Schlegel.

For its advisory services, the adviser is paid a fee at the annual rate of 1.00% of the average daily net assets of the Fund. The adviser has contractually agreed to waive its management fee and/or reimburse operating expenses, but only to the extent necessary so that the Fund’s Net Expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 2.00% of the Fund’s average daily net assets. The contractual agreement is in effect through August 31, 2008. Each fee waiver and expense reimbursement by the adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 2.00% expense limitation.

The adviser, not the Fund, may pay certain financial institutions a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

The Fund’s semi-annual report for the period ended February 28, 2007 contains information about the factors that the Board of Trustees considered in approving the Fund’s management agreement.

Portfolio Manager. The investment decisions for the Fund are made by Peter J. Niedland, CFA. Peter has over fourteen years of experience in the investment management industry. Prior to co-founding NS Investment Partners, LLC (NSIP), he was a partner and portfolio manager at Davidson Capital Management in Devon, Pennsylvania from February 2005 to March 2006. While at Davidson, he was the sole portfolio manager of the firm’s small cap growth product and he employed the same investment strategies that he uses to manage the Fund.

Before joining Davidson Capital Management, Peter spent twelve years with Liberty Ridge Capital (formerly Pilgrim Baxter & Associates – adviser to the PBHG Family of Funds) in Wayne, Pennsylvania where he was a small cap research analyst and subsequently a portfolio manager/fund manager. As a discretionary portfolio manager, he managed over $1 billion in small and micro cap assets for institutional clients in both separate accounts and publicly traded mutual funds.

A graduate of the University of Richmond with a Bachelor of Science Degree in Business Administration, Peter attained the designation of Chartered Financial Analyst in 1999. He is a member of the Financial Analysts of Philadelphia and the CFA Institute.

The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio manager: (i) compensation structure, (ii) a description of other accounts managed by the portfolio manager, and (iii) the portfolio manager’s ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you better understand the financial performance of the Fund since its inception. Certain information reflects financial results for a single share of the Fund. The total returns represent the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by Cohen Fund Audit Services, Ltd, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request.

NS Small Cap Growth Fund
Financial Highlights
(For a share outstanding during the period)

	Period ended
	August 31, 2007	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment (loss)	(0.13)
Net realized and unrealized gain on investments	1.23
Total from investment operations	1.10

Less Distributions to shareholders:
From return of capital	(0.02)
Total distributions	(0.02)

Net asset value, end of period	$ 11.08

Total Return (b)	11.04%	(c)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 3,149
Ratio of expenses to average net assets	2.00%	(d)
Ratio of expenses to average net assets
before reimbursement	6.38%	(d)
Ratio of net investment income to
average net assets	(1.42)%	(d)
Ratio of net investment income to
average net assets before reimbursement	(5.80)%	(d)
Portfolio turnover rate	125.96%

(a) For the period September 15, 2006 (the date the Fund commenced operations) through August 31, 2007.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(c) Not annualized.
(d) Annualized.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to service providers (such as the Fund’s custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi Annual Reports detail the Fund’s actual investments as of their report dates. The reports include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The Statement of Additional Information (“SAI”) supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and the Fund’s Annual and Semi Annual Reports, by contacting Shareholder Services at (800) 470-1019. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Fund’s SAI and Annual and Semi Annual reports will also be made available, free of charge, on the Fund’s Internet site at www.ns-funds.com.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

NS SMALL CAP GROWTH FUND

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2007

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus of NS Small Cap Growth Fund dated December 31, 2007. This SAI incorporates by reference the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2007. A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, or by calling Shareholder Services at (800) 470-1019.

DESCRIPTION OF THE TRUST AND FUND

NS Small Cap Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) on May 15, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The Trust’s registration statement with respect to the Fund was declared effective by the Securities and Exchange Commission (“SEC”) on August 28, 2006, and the Fund commenced investment operation on September 15, 2006. The Fund’s investment adviser is NS Investment Partners, LLC (the “Adviser”).

The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund’s transfer agent for the account of the shareholder. Each share of the Fund represents an equal proportionate interest in the assets and liabilities belonging to the Fund with each other share and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. The Fund currently offers one class of shares, and may offer additional classes of shares in the future.

In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Fund’s Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Determination of Net Asset Value” in the Fund’s Prospectus and this SAI.

The Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of the Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Fund’s initial annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Fund may make and some of the techniques it may use.

A.        Common Stock. The Fund will invest primarily in common stocks of small capitalization companies, which is defined as those companies with market capitalizations below $2 billion at the time of purchase. These investments are subject to the risks associated with smaller companies. The earnings and prospects of smaller companies are more volatile than larger companies. Smaller companies may experience higher failure rates than do larger companies. The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies. Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

B.        Depositary Receipts. The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and other similar instruments. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs, in bearer form, may be denominated in other currencies and are designed for use in multiple foreign securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. GDRs are foreign receipts evidencing a similar arrangement. For purposes of the Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and GDRs shall be treated as indirect foreign investments. For example, an ADR or GDR representing ownership of common stock will be treated as common stock.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. Bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in equity securities of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. GDRs are not necessarily denominated in the same currency as the underlying securities which they represent.

Depositary receipt facilities may be established as either “unsponsored” or “sponsored”. While depositary receipts issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of depositary receipt holders and the practices of market participants.

A depository may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depository requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored depository receipts generally bear all the costs of such facility. The depository usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to pass through voting rights to depository receipt holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depository receipts.

Sponsored depository receipt facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depository. The deposit agreement sets out the rights and responsibilities of the issuer, the depository, and the depository receipt holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depository), although depository receipt holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the depository receipt holders at the request of the issuer of the deposited securities.

C.        Derivative Transactions. The Fund may engage in options and futures transactions, which are sometimes referred to as derivative transactions. The Fund may use derivative instruments for any purpose consistent with its investment objective, such as for hedging or obtaining market exposure. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. The derivative securities which the Fund may purchase or sell, for both hedging and non-hedging purposes, include exchange-traded put or call options on stocks or stock indices, and futures contracts. Such transactions may be used for several reasons, including hedging unrealized portfolio gains. As a hedging strategy, the Fund may use derivatives to “lock-in” realized but unrecognized gains in the value of the Fund’s portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment. The Fund also may use derivative instruments to obtain market exposure. The Adviser may establish a position in the derivatives market as a substitute for buying, selling, or holding certain securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than traditional securities would. The Fund will not enter into options and futures transactions if more than 10% of the Fund’s net assets would be committed to such instruments. The Fund may hold a futures or options position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available. If the Fund cannot close out a position, it may suffer a loss apart from any loss or gain experienced at the time the Fund decided to close the position. The use of derivative transactions is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. To the extent the Fund enters into the transaction for hedging purposes, imperfect correlation between the derivatives and securities markets may detract from the effectiveness of the attempted hedging.

D.        Real Estate Investment Trusts. The Fund may invest in real estate investment trusts (“REITs”). A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Equity REITs will be treated as equity securities for purposes of calculating the percentage of the Fund’s assets invested in equity securities. REITs are generally subject to risks associated with direct ownership of real estate, such as decreases in real estate values or fluctuations in rental income caused by a variety of factors, including increases in interest rates, increases in property taxes and other operating costs, casualty or condemnation losses, possible environmental liabilities and changes in supply and demand for properties. Risks associated with REIT investments include the fact that REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. Additionally, REITS may be affected by any changes in the value of the underlying property owned by the trusts.

E.        Investment Company Securities. The Fund may invest in the securities of other investment companies (underlying funds), subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund typically will invest in other investment companies, such exchange-traded funds (“ETFs”), that invest in small capitalization companies. When the Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, the Fund will incur higher expenses, many of which may be duplicative.

Popular ETFs include SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holdings consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and Vanguard ETFs.

The Fund may also invest in various sector ETFs such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, and Utilities Select Sector Index. Additionally, the Fund may invest in new exchange traded shares as they become available.

INVESTMENT LIMITATIONS

A.      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term “majority of the outstanding shares” of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.       Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.       Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.       Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.       Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.       Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.       Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.       Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.         Diversification. With respect to 75% of its total assets, the Fund will not purchase securities issued by any one issuer (other than cash, cash items, securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, or securities of other investment companies) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.       Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see “Investment Limitations – Fundamental” above).

1.       Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.        Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than 5% of its total assets are outstanding.

3.        Illiquid Securities. The Fund will not purchase illiquid or restricted securities.

4.        Loans of Portfolio Securities. The Fund will not make loans of portfolio securities.

5.         SEC Name Rule. Under normal circumstances, the Fund will invest at least 80% of its net assets (measured at the time of purchase) in equity securities of small capitalization companies. The Fund may not change this policy except upon at least 60 days prior written notice to shareholders.

INVESTMENT ADVISER

The Fund’s Adviser is NS Investment Partners, LLC. The Adviser is a newly-formed entity, and is controlled by Peter Niedland and Mark Schlegel.

Under the terms of the management agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Fund is obligated to pay the Adviser a fee equal to 1.00% of the Fund’s average daily net assets. The adviser has contractually agreed to waive its management fee and/or reimburse operating expenses, but only to the extent necessary so that the Fund’s annual net operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, 12b-1 fees, extraordinary expenses, and any indirect expenses (such as Fees and Expenses of Acquired Funds) do not exceed 2.00% of the Fund’s average daily net assets. The contractual agreement is in effect through August 31, 2008. Each fee waiver and expense reimbursement by the adviser is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 2.00% expense limitation.

The following table describes the advisory fees paid to the Adviser by the Fund for the period September 15, 2006 (commencement of investment operations) through August 31, 2007.

Advisory Fees Accrued	Fee Waiver/ Expense Reimbursement	Net Advisory Fees Paid
$26,022	$114,090	($88,068)

The Adviser retains the right to use the name NS in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust’s right to use the name NS automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days written notice.

The Adviser, not the Fund, may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

Peter J. Niedland, CFA is responsible for the day-to-day management of the Fund. As of August 31, 2007, the portfolio manager was not responsible for the management of any other accounts.

The portfolio manager is one of the founders and owners of the Adviser. As such, he is compensated by a percentage of the firm’s profits.

The portfolio manager may carry on investment activities for his own account(s) and/or the accounts of immediate family members and other clients of the Adviser; as a result, the portfolio manager may engage in activities other than on behalf of the Fund. Conflicts may arise as a result of the portfolio manager’s differing economic interests in respect of such activities, such as with respect to allocating investment opportunities. Pursuant to the Code of Ethics adopted by each of the Trust and the Adviser, the portfolio manager is prohibited from effecting transactions for his personal accounts which are contrary to recommendations being made to the Fund. In addition, the portfolio manager is prohibited from competing with the Fund in connection with such transactions.

As of August 31, 2007, the portfolio manager owned shares of the Fund valued at $100,001 - $500,000.

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”).

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 59) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment adviser, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

* The address for each trustee is 2960 N. Meridian St., Suite 300., Indianapolis, IN 46208.

** The Trust currently consists of 39 series.

The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2007.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Adviser’s fair valuation determinations, if any.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.  The Pricing Committee held four meetings during the year ended December 31, 2007.

The Adviser Contract Renewal Committee is responsible for conducting due diligence on the renewal of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was recently established in 2007 and held three meetings during the year ended December 31, 2007.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present;	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston (Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

J. Michael Landis (Age - 36) Interim Treasurer, March 2007 to present

Vice President of Fund Accounting and Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October, 2006; Director of Fund Accounting and Fund Administration for PFPC, a mutual fund servicing company, from July 2006 to October 2006; Manager of Fund Accounting for Unified Fund Services, Inc. from November 2004 to July 2006; Manager of Fund Accounting for Mellon Financial Corporation from November 1998 to November 2004.

Lynn E. Wood (Age - 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 31) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each trustee and officer of the Trust is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 39 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., one of the Trust’s distributors.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2007.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None
Nancy V. Kelly	None	None

* The Trust currently consists of 39 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by the Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and the Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by the Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$1,231[2]	$0	$0	$48,000
Stephen A. Little, Chairman of the Board	$1,231[2]	$0	$0	$48,000
Daniel J. Condon, Trustee	$974[3]	$0	$0	$38,000
Ronald C. Tritschler, Trustee	$974[3]	$0	$0	$38,000
Interested Trustees and Officers	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
J. Michael Landis, Interim Treasurer	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$3,846[4]	$0	$0	$150,000[5]
Heather Bonds, Secretary	$0	$0	$0	$0

1The Trust currently consists of 39 series.

2 During the fiscal year ended August 31, 2007, each Trustee received a total of $1,098 from the Fund.

3 During the fiscal year ended August 31, 2007, each Trustee received a total of $854 from the Fund.

4 During the fiscal year ended August 31, 2007, the CCO received a total of $5,180 from the Fund.

5 In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisers to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the management agreement with the Adviser. As of November 30, 2007, the following persons were considered to be either a control person or principal shareholder of the Fund:

Name and Address	% Ownership	Type of Ownership
Richard A. Englander 360 Beaumont Rd. Devon, PA 19333	35.94%	Beneficial
Gary L. Pilgrim 121 Mine Rd. Malvern, PA 19355	33.25%	Beneficial
Peter J. Niedland 2 Veterans Way Malvern, PA 19355	9.63%	Beneficial
Douglas & Sandra McNeill Joint Living Trust 112 Plantation Ponte Vedra Beach, FL 32082	7.85%	Beneficial
Francis A. Schlegel, Jr. 457 Coldstream Dr. Berwyn, PA 19312	5.85%	Beneficial

The Trustees and officers of the Trust, as a group, own no shares of the Fund.

PORTFOLIO TURNOVER

The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The Fund’s portfolio turnover rate for the period September 15, 2006 (commencement of investment operations) through August 31, 2007 was 125.96%.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of the Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Fund, adopted an anti-money laundering compliance program designed to prevent the Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Fund’s transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with the Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all of persons opening an account with the Fund. The Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Fund’s transfer agent, they are deemed to be in the best interest of the Fund, or in cases where the Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. During the period September 15, 2006 (commencement of investment operations) through August 31, 2007, there were no transactions directed to brokers due to research services provided to the Adviser.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

During the period September 15, 2006 (commencement of investment operations) through August 31, 2007, the Fund paid $17,570 in brokerage commissions.

The Trust, the Adviser and the Fund’s Distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Adviser’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain copies of the Codes from the Fund, free of charge, by calling Shareholder Services at (800) 470-1019. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, the Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund.  In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month.  The Rating Agencies may make the Fund’s top portfolio holdings available on their websites and may make the Fund’s complete portfolio holdings available to their subscribers for a fee.  Neither the Fund, the Adviser, nor any of their affiliates receive any portion of this fee.  Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board.  The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser and any affiliated persons of the Adviser are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the Fund’s Adviser each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Adviser, subject to the Adviser’s proxy voting policy and the supervision of the Board of Trustees. The Adviser has engaged the services of Institutional Shareholder Services (“ISS”) as proxy voting agent and to provide vote disclosure services for the Fund. The Adviser has adopted the ISS Proxy Voting Guidelines Summary. The ISS Guidelines provide that certain proxy issues should be reviewed on a case-by-case basis, including, but not limited to, director elections, corporate governance, executive and director compensation, shareholder rights and social and environmental issues. The ISS Guidelines also outline the factors that the Adviser should consider in determining whether a proposal deserves support. For example, the Guidelines provide that the Adviser should vote against management proposals that seek to limit shareholder rights or insulate management and directors from liability for violating their duty of care to shareholders. In uncontested director elections, the Guidelines direct the Adviser to consider factors, among others, such as the company’s long-term performance compared to an index, and whether a majority of the directors would be independent from management. Under the Adviser’s proxy voting policy, the Adviser’s Proxy Coordinator may vote proxies in a manner that does not conform to the ISS Guidelines, provided that the vote is reviewed and approved by the Adviser’s Proxy Oversight Committee and determined to be in the best interest of the Fund and its shareholders.

The Trust’s policy provides that, if a conflict of interest between the Adviser or its affiliates and the Fund arises with respect to any proxy, the Adviser must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Adviser, is most consistent with the Adviser’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

You may obtain a copy of the Trust’s and the Adviser’s proxy voting policy by calling Shareholder Services at (800) 470-1019 or by writing to Unified Fund Services, Inc., the Fund’s transfer agent, at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by the Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. The Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (NYSE) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price) see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Adviser in good faith according to guidelines established by the Board of Trustees. The Board of Trustees annually approves the pricing services used by the Fund accounting agent. The Fund accounting agent maintains a pricing review committee, which consults with an Independent Trustee who is a member of the Pricing Committee as fair valuation issues arise. Fair valued securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

The Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how the Fund calculated its net asset value per share as of the fiscal year ended August 31, 2007 is as follows:

$3,148,574	= $11.08
284,093

REDEMPTION IN-KIND

The Fund does not intend to redeem shares in any form except cash. However, if the being redeemed is over the lesser of $250,000 or 1% of the Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Fund, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUND

The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

Dividends out of net investment income (generally interest income and dividends received on investments, less expenses), together with distributions of net realized short-term capital gains and certain foreign currency gains, are generally taxable as ordinary income to shareholders who are subject to federal income taxes, whether or not reinvested. As a result of recent federal tax legislation, qualifying distributions paid out of the Fund’s investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are significantly lower than the highest rate that applies to ordinary income. Distributions of the excess, if any, of net long-term capital gains over net short-term capital losses (“net capital gain”) designated by the Fund as capital gain dividends will be taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in the Fund’s shares, regardless of how long the shareholders have held the Fund’s shares. Long-term capital gains to the Fund require the holding of assets for more than one year.

A redemption of the Fund’s shares will result in a taxable gain or loss to the redeeming shareholder, depending on whether the redemption proceeds are more or less than the shareholder’s adjusted basis for the redeemed shares.

If the Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of August 31, 2007, the Fund had no capital loss carryforwards available for federal tax purposes.

Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends the Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of the Fund’s investments. The Custodian acts as the Fund’s depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund’s request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc.(“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc. (the “Distributor”), the Trust’s distributor. A Trustee of the Trust is a member of management of the Custodian.

For its custodial services, the Custodian receives a monthly fee from the Fund based on the market value of the assets under custody. The monthly fee is equal to an annual rate of .0125% of the first $75 million of market value; .0100% of the next $75 million of market value; and .0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. The fees paid to the Custodian by the Fund are subject to a $250 monthly minimum fee per account.

FUND SERVICES

Unified Fund Services, Inc. (“Unified”), 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Fund’s transfer agent, fund accountant, and administrator.  A Trustee is a member of management of Huntington National Bank, the Trust’s Custodian. Unified is a wholly-owned subsidiary of Huntington Bancshares, the parent company of Huntington National Bank. Certain of the Trust’s officers are officers, employees, and/or members of management of Unified. For its services as a transfer agent, Unified receives a monthly fee from the Fund of $1.40 per shareholder account (subject to a monthly minimum fee of $1,500).

In addition, Unified provides the Fund with fund accounting services, which includes certain monthly reports, record keeping and other management-related services.  For its services as fund accountant, Unified receives a monthly fee equal to an annual rate of 0.04% of the Fund’s average daily net assets up to $100 million; 0.02% of the Fund’s average daily net assets from $100 million to $250 million; and 0.01% of the Fund’s average daily net assets over $250 million (subject to a monthly minimum fee of $2,083).

Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities.  For these services, Unified receives a monthly fee equal to an annual rate of 0.09% of the Fund’s average daily net assets up to $100 million; 0.06% of the Fund’s average daily net assets from $100 million to $250 million; and 0.03% of the Fund’s average daily net assets over $250 million (subject to a monthly minimum fee of $2,500). Unified also receives a compliance program services fee of $800 per month from the Fund.

For its services, Unified received the following from the Fund during the fiscal period from September 15, 2006 (commencement of investment operations) through August 31, 2007:

Transfer Agency Fees	Fund Accounting Fees	Administrative Fees
$25,864	$26,000	$32,000

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (“Cohen”), 800 Westpoint Parkway, Suite 1100 Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending August 31, 2008. Cohen will perform an annual audit of the Fund’s financial statements and will provide financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208 (the “Distributor”), is the exclusive agent for distribution of shares of the Fund. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and an officer of the Trust is an officer of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor and Unified are controlled by Huntington Bancshares, Inc.

The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act. The Plan was approved by a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust or the Fund, and who have no direct or indirect financial interest in the operation of the Plan or in any other Rule 12b-1 agreement, cast in person at a meeting on August 14, 2006 called for the purpose of, among other things, voting on such Plan.

The Plan provides that the Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of the class in connection with the promotion and distribution of Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 Expenses”). The Fund or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 Expenses actually incurred. It is anticipated that the Plan will benefit shareholders because an effective sales program typically is necessary in order for the Fund to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Adviser does not currently intend to activate the Plan but may do so at any time.

FINANCIAL STATEMENTS

The financial statements and the report of the independent registered public accounting firm required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund’s Annual Report to shareholders for the period ended August 31, 2007. The Trust will provide the Annual Report without charge upon written request or request by telephone.